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                              Janus Adviser Series
                    Janus Adviser International Equity Fund

                         Supplement dated June 22, 2007
                      to Currently Effective Prospectuses

Effective June 22, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectuses:

    INTERNATIONAL EQUITY INVESTMENT TEAM
    Co-Portfolio Managers Julian Pick and Laurent Saltiel work together to select investments for the Fund and are jointly responsible for the day-to-day management of the Fund. Each manager is a sector specialist and is individually responsible for a portion of the Fund's portfolio based on sector expertise. The majority of the Fund's portfolio, however, is determined by consensus.

    Julian Pick, CFA, joined Janus Capital in 1995, working as a research analyst until 2001. He re-joined Janus Capital in 2003. Mr. Pick is responsible for equity security analysis concentrating primarily on the financials, healthcare, information technology, telecommunication services, and utilities sectors. Prior to returning to Janus Capital in May 2003, he worked for Deutsche Asset Management in London, managing international and global stock portfolios for institutional clients. He holds a Bachelor's degree with distinction in Economics from George Mason University. Mr. Pick holds the Chartered Financial Analyst designation. Laurent Saltiel joined Janus Capital in 2002 as an equity research analyst. He is responsible for equity security analysis concentrating primarily on the energy, materials, industrials, consumer discretionary, and consumer staples sectors. Prior to joining Janus Capital, he worked as an equity analyst at RS Investments in San Francisco researching medical devices and semiconductor capital equipment companies. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris
    (ESCP) and Harvard Business School, respectively.

Effective June 22, 2007, references to Doug Kirkpatrick as Co-Portfolio Manager are deleted.

                Please retain this Supplement with your records.